United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐       Definitive Proxy Statement

☒       Definitive Additional Materials

☐       Soliciting Material under § 240.14a-12

INTERNATIONAL ISOTOPES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐       Fee paid previously with preliminary materials.

☐       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

International Isotopes Inc.

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m. EST on July 11, 2022.

Online
Go to **www.envisionreports.com/INIS** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/INIS

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2-4.

1. ELECTION OF DIRECTORS:

Nominee	For	Withhold
01 - STEVE T. LAFLIN	☐	☐
02 - CHRISTOPHER GROSSO	☐	☐
03 - ROBERT ATCHER	☐	☐

Proposal	For	Against	Abstain
2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The ratification of the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION The approval of an advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
4. APPROVAL OF REVERSE STOCK SPLIT The approval of an amendment to our Restated Certificate of Formation, as amended, to effect a reverse stock split of the outstanding shares of our common stock by a ratio of not less than 1-for-20 and not more than 1-for-150 at any time, with the exact ratio to be set at a whole number within this range by the Board of Directors in its sole discretion.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

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Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/INIS

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — International Isotopes Inc.

4137 Commerce Circle, Idaho Falls, Idaho 83401

2022 Annual Meeting of Shareholders of International Isotopes Inc. to be held on July 12, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT; FOR THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; FOR THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION AND FOR THE APPROVAL OF REVERSE STOCK SPLIT. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned shareholder(s) hereby appoint(s) Steve T. Laflin and Christopher Grosso, and either of them, proxies with full power of substitution in each and hereby authorize(s) them to represent and vote, as designated above, all the shares of common stock held of record by the undersigned on May 23, 2022, at the 2022 Annual Meeting of Shareholders of International Isotopes Inc., to be held at 2:00 p.m. MT on July 12, 2022, at our headquarters located at 4137 Commerce Circle, Idaho Falls, Idaho 83401, or any adjournments or postponements thereof. The proxies are authorized to vote upon the proposals on the reverse side and, in their discretion, upon all other matters that may properly come before the 2022 Annual Meeting of Shareholders.

(Continued and to be signed on the reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

International Isotopes Inc.

VOTE

Online

Go to **www.envisionreports.com/INIS** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 p.m. EST on July 11, 2022.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the International Isotopes Inc.'s Shareholder Meeting to be Held on July 12, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/INIS

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/INIS**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before July 2, 2022 to facilitate timely delivery.

2 N O T

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Shareholder Meeting Notice

International Isotopes Inc.'s Annual Meeting of Shareholders will be held on July 12, 2022 at International Isotopes, Inc. Headquarters, 4137 Commerce Circle, Idaho Falls, Idaho 83401, at 2:00 P.M. MT.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-4:

1. Election of Directors:
   01 - STEVE T. LAFLIN
   02 - CHRISTOPHER GROSSO
   03 - ROBERT ATCHER
2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   The ratification of the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
   The approval of an advisory vote to approve the compensation of our named executive officers.
4. APPROVAL OF REVERSE STOCK SPLIT
   The approval of an amendment to our Restated Certificate of Formation, as amended, to effect a reverse stock split of the outstanding shares of our common stock by a ratio of not less than 1-for-20 and not more than 1-for-150 at any time, with the exact ratio to be set at a whole number within this range by the Board of Directors in its sole discretion.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/INIS**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials International Isotopes Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by July 2, 2022.